Exhibit 10.76 MAGELLAN PETROLEUM CORPORATION NONQUALIFIED STOCK OPTION AWARD AGREEMENT This Nonqualified Stock Option Award Agreement (the “Agreement”) is made effective as of the grant date set forth in Section 3 below (the “Grant Date”) between Magellan Petroleum Corporation, a Delaware corporation (the “Company”), and [__________________________] (the “Optionee”), to whom a Nonqualified Option (the "Option") Award has been granted under the Company's 2012 Omnibus Incentive Compensation Plan (the “Plan”). Pursuant to the terms and conditions of the Plan and this Agreement, as of the Grant Date the Company has granted the Option Award set forth herein to Optionee. Capitalized terms used but not defined in this Agreement shall have the meanings given to them in the Plan. 1. Grant of Option. The Company has granted to Optionee the right and option to purchase from the Company, at the exercise price set forth in Section 3 below (the "Option Price"), all or any whole number portion of the aggregate number of shares (the "Shares") of Common Stock set forth in Section 3 (with such grant sometimes hereinafter referred to as the "Award"). 2. Terms and Conditions. The Option shall at all times be subject to the provisions of the Plan (which are incorporated herein by reference) and the following terms and conditions: (a) Expiration Date. The Option shall expire on the expiration date set forth in Section 3 below; provided, however, that: (i) Termination of Service for Cause. In the event of a Termination of Service of Optionee by the Company for Cause (as defined in the Plan), the Option, to the extent vested but not previously exercised, shall terminate and be forfeited (without value) to the Company immediately upon such Termination of Service for Cause. (ii) Other Termination of Service. In the event of a Termination of Service of Optionee for any reason other than a Termination of Service described in Section 2(a)(i) above or in Section 2(a)(iii) below, Optionee may exercise the vested portion of the Option (unless previously terminated or exercised) at any time until the earlier of: (A) the tenth (10th) anniversary of the Grant Date; or (B) the expiration of twelve (12) months from the last business day of the calendar month in which such Termination of Service of Optionee occurred. (iii) Termination of Service by Death or Disability. In the event of a Termination of Service of Optionee due to death or Disability (as defined below) of Optionee, the vested portion of the Option (unless previously terminated or exercised) may be exercised (but only to the extent

2 exercisable by Optionee as of the date of Optionee’s death or Disability) within the one (1) year period following Optionee’s death or Disability, but in no event later than the tenth (10th) anniversary of the Grant Date, by the person or persons designated in Optionee’s will for that purpose, or, in the absence of any such designation, by the legal representative of Optionee’s estate, or by Optionee or Optionee’s legal representative, as the case may be. For purposes of this Agreement, the term “Disability” shall mean a permanent and total disability as defined in Section 22(e)(3) of the Code. (b) Exercise of Option. To the extent vested, the Option may be exercised in whole or in part from time to time by providing written notice of such exercise, in a form of such notice specified by the Company, to the Corporate Secretary of the Company at the Company’s principal office ten (10) days prior to the date of exercise. Any exercise of the Option must be for a whole number of Shares, and no fractional Shares may be issued or otherwise result from any exercise of the Option. No Shares shall be issued or delivered pursuant to any exercise of the Option until full payment of the Purchase Price for such Shares pursuant to such exercise, and applicable withholding taxes, if any, has been made. The Company has provided that payment of all amounts due upon exercise (the Purchase Price and any applicable withholding taxes) may be made by any combination of the following methods: (i) by cash, check, bank draft, or money order payable to the Company; (ii) pursuant to a broker-assisted cashless exercise program approved by the Company that, prior to the issuance of the Common Stock subject to the Option, results in delivery of a properly executed exercise notice together with irrevocable instructions to a broker approved by the Company to promptly deliver to the Company sufficient proceeds from the sale of Common Stock to pay the aggregate Purchase Price and any applicable withholding taxes; (iii) by delivery to the Company (either by actual delivery or attestation presenting satisfactory proof of beneficial ownership of such Common Stock) of shares of Common Stock already owned by Optionee, with the Fair Market Value of such Common Stock as delivered to be determined as of the day of exercise; or (iv) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise by the largest whole number of shares with a Fair Market Value (determined as of the same day as the exercise of the Option) that does not exceed the aggregate Purchase Price; provided, however, that the Company shall accept a cash or other payment from Optionee to the extent of any remaining balance of the aggregate Purchase Price not satisfied by such reduction in the number of whole shares of Common Stock to be issued;

3 provided, further, that shares of Common Stock will no longer be outstanding under an Option and will not be exercisable thereafter to the extent that (A) shares are used to pay the Purchase Price pursuant to the “net exercise,” (B) are delivered to Optionee as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations. (c) Tax Withholding. The Company may make such provisions and take such steps as it deems necessary or appropriate for the withholding of any taxes that the Company is required by law or regulation of any governmental authority, whether federal, state, or local, to withhold in connection with the Option or Shares subject to this Agreement. Optionee shall pay to the Company, upon notice of the amount due, any withholding taxes payable with respect to any exercise of the Option or any other transaction in connection with the Option or Shares subject to this Agreement, which payment may be made by any appropriate combination of the methods set forth in Section 2(b) above. (d) Vesting. Provided that a Termination of Service of Optionee has not occurred on or before the following respective vesting dates, and subject to the other provisions of this Agreement, the Option shall vest and become exercisable as follows: (i) one-third of the Option ([________] Option Shares) shall vest and become exercisable on [___________]; (ii) an additional one-third of the Option ([________] Option Shares) shall vest and become exercisable on [___________]; and (iii) the remaining one-third of the Option ([________] Option Shares) shall vest and become exercisable on [___________]. (e) Adjustments Upon a Change of Control and Termination Without Cause or for Good Reason. In the event that a Change of Control (as defined in the Plan) occurs with respect to the Company, then any portion of the Option which remains outstanding and is not then otherwise vested and exercisable shall become fully vested and exercisable upon the termination of Optionee’s employment with the Company or a Subsidiary without Cause or for Good Reason (as defined in the Plan) during the Applicable Period (as defined in the Plan). (f) Transferability of Option. Subject to Section 2(a)(iii) above, the Option shall be transferable only through a gift or domestic relations order to immediate family members of Optionee in accordance with Section 7.3(f) of the Plan. (g) Stockholder Rights. Optionee shall have no rights as a stockholder with respect to any Shares subject to the Option prior to the date that such Shares are issued to Optionee upon the exercise of the Option.

4 (h) Compliance with Laws and Regulations. The Option and the issuance of Shares pursuant to any exercise of the Option pursuant to this Agreement shall be subject to compliance with all applicable laws, rules, and regulations, and to compliance with all applicable provisions of the Company's Certificate of Incorporation, as amended, and By-Laws, as amended. 3. Option Data: Optionee’s Name: [_____________________] Optionee’s Address: [_____________________] [_____________________] Number of Shares Subject to Option: [_________] Grant Date: [_________] Exercise Price per Share: $[_________] Expiration Date: [_________] 4. Adjustments Upon a Change in Capitalization. In the event of a Change in Capitalization (as defined in the Plan) that is not also a Change of Control, the Plan Administrator shall make such proportionate adjustments, if any, as it determines are appropriate and equitable, and to the extent such an action does not conflict with the Delaware General Corporation Law or other applicable laws or securities exchange rules, to the number and class of shares of Common Stock which are subject to the Option and the Option Price therefore. 5. General Provisions. (a) Notices. Any notice to Optionee relating to this Agreement shall be in writing and delivered in person or by mail, fax, or email transmission to the address or addresses for Optionee on file with the Company. Any notice to the Company relating to this Agreement shall be in writing and shall be delivered to the Company at its principal office, and be specifically directed to the attention of the Corporate Secretary. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect pursuant hereto. (b) Entire Agreement. This Agreement and the Plan contain the entire agreement and understanding of the parties relating to the subject matter hereof and supersede any prior agreements or understandings with respect thereto. (c) Benefits of Agreement. This Agreement shall inure to the benefit of and be binding upon the Company, its successors, and assigns, and Optionee and Optionee’s heirs, devisees, and legal representatives. In the event of Optionee’s death or a judicial determination of Optionee’s incompetence, references in this

5 Agreement to Optionee shall be deemed to refer to Optionee’s legal representatives, heirs, or devisees, as the case may be. (d) Resolution of Disputes. Any dispute or disagreement that arises under, or is a result of, or in any way relates to, the interpretation, construction, or applicability of this Agreement shall be resolved as determined by the Plan Administrator. Any determination made hereunder shall be final, binding, and conclusive for all purposes. (e) Governing Law. This Agreement shall be construed and governed in accordance with the laws of the State of Colorado, excluding any conflicts or choice of law principles which might otherwise result in construction or interpretation of the Agreement under the substantive law of another jurisdiction; provided, however, that all corporate law matters with respect to the Company shall be governed by the Delaware General Corporation Law. (f) Incorporation of Plan by Reference; Controlling Document. The provisions of the Plan are hereby incorporated by reference into this Agreement. In the event of any inconsistency between this Agreement and the Plan, the Plan shall control. (g) Amendments. This Agreement may be amended only by a written instrument executed by both the Company and Optionee. (h) No Right Under This Agreement or Plan to Continued Employment. Nothing contained in this Agreement or the Plan shall confer on Optionee any right to continue to be employed by the Company or any subsidiary thereof, or shall limit the Company’s right to terminate the employment of Optionee at any time; provided, however, that nothing contained in this Agreement shall affect any separate contractual provisions that exist between Optionee and the Company or its subsidiaries with respect to the employment of Optionee. (i) Personal Data. Optionee hereby consents to the collection, use, and transfer, in electronic or other form, of Optionee’s personal data as described in this Agreement by and among, as applicable, the Company and its affiliates for the exclusive purpose of implementing, administering, and managing Optionee’s participation in the Plan. The Company holds, or may receive from any agent designated by the Company, certain personal information about Optionee, including, but not limited to, Optionee’s name, home address, personal telephone number, date of birth, social security insurance number or other identification number, salary, nationality, job title, any shares of Common Stock held, and details of this Award and any other rights to shares of Common Stock awarded, canceled, exercised, vested, unvested, or outstanding in Optionee’s favor, for the purpose of implementing, administering, and managing the Plan, including complying with applicable tax and securities laws (the “Personal Data”). The Personal Data may be transferred to any third parties assisting in the implementation, administration, and management of the Plan. Optionee authorizes such recipients of the Personal Data to receive, possess, use, retain, and

6 transfer the Personal Data, in electronic or other form, for the purposes described above. Optionee may, at any time, view the Personal Data, request additional information about the storage and processing of the Personal Data, require any necessary amendments to the Personal Data, or refuse or withdraw the consents herein, in any case without cost, by contacting the Corporate Secretary of the Company in writing. Any such refusal or withdrawal of the consents herein may affect Optionee’s ability to participate in the Plan. (j) Electronic Delivery of Documents. The Company may, in its sole discretion, deliver any documents related to this Award, or any future awards that may be granted under the Plan, by electronic means, or request Optionee’s consent to participate in the Plan or other authorizations from Optionee in connection therewith by electronic means. Optionee hereby consents to receive such documents by electronic delivery and, if requested, to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company. (k) Receipt of Award and Related Documents. Optionee hereby acknowledges the receipt, either directly or electronically, of the Award, a copy of the Plan, and a prospectus for the Plan. (l) Execution in Counterparts; Delivery of Signatures. This Agreement may be executed in counterparts, and executed signature pages may be delivered by email or fax transmission. Execution of a written instrument for this Agreement may be evidenced by any appropriate form of electronic signature or affirmative email or other electronic response attached to or logically associated with such written instrument, which is executed or adopted by a party with an indication of the intention by such party to execute or adopt such instrument for purposes of execution thereof. * * * * * [Signature page follows]

7 IN WITNESS WHEREOF, the Company and Optionee have executed this Nonqualified Stock Option Award Agreement, effective as of the Grant Date set forth in Section 3 hereof. COMPANY: MAGELLAN PETROLEUM CORPORATION, a Delaware corporation By: ____________________________________ Printed Name: ___________________________ Title: __________________________________ Date signed: ____________________________ OPTIONEE: Signature: ______________________________ Printed Name: __________________________ Date Signed: ___________________________